APRIL 29, 2025 FIRST-QUARTER 2025 FINANCIAL RESULTS Exhibit 99.3

1Edison International | First-Quarter 2025 Earnings Call Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, timely or at all, including uninsured wildfire-related and debris flow-related costs (including amounts paid for self-insured retention and co-insurance, and amounts not recoverable from the Wildfire Insurance Fund), and costs incurred for wildfire restoration efforts and to mitigate the risk of utility equipment causing future wildfires; • the cybersecurity of Edison International's and SCE's critical information technology systems for grid control and business, employee and customer data, and the physical security of Edison International's and SCE's critical assets and personnel; • risks associated with the operation and maintenance of electrical facilities, including worker, contractor, and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts; • impact of affordability of customer rates on SCE's ability to execute its strategy, including the impact of affordability on SCE’s ability to obtain regulatory approval of, or cost recovery for, operations and maintenance expenses, proposed capital investment projects, and increased costs due to supply chain constraints, tariffs, inflation and rising interest rates; • ability of SCE to update its grid infrastructure to maintain system integrity and reliability, and meet electrification needs; • ability of SCE to implement its operational and strategic plans, including its Wildfire Mitigation Plan and capital investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, changes in the California Independent System Operator's (“CAISO”) transmission plans, and governmental approvals; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • ability of SCE to obtain safety certifications from the Office of Energy Infrastructure Safety of the California Natural Resources Agency (“OEIS“); • risk that California Assembly Bill 1054 (“AB 1054“) does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity of the Wildfire Insurance Fund and the California Public Utilities Commission (“CPUC”) interpretation of and actions under AB 1054, including its interpretation of the prudency standard clarified by AB 1054; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the CPUC, the Federal Energy Regulatory Commission, and the United States Nuclear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, approval of regulatory proceeding settlements, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • governmental, statutory, regulatory, or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market adopted by the North American Electric Reliability Corporation, CAISO, Western Electricity Coordinating Council, and similar regulatory bodies in adjoining regions, and changes in the United States' and California's environmental priorities that lessen the importance placed on greenhouse gas reduction and other climate related priorities; • potential for penalties or disallowances for non-compliance with applicable laws and regulations, including fines, penalties and disallowances related to wildfires where SCE's equipment is alleged to be associated with ignition; • extreme weather-related incidents (including events caused, or exacerbated, by climate change), such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events and other natural disasters (such as earthquakes), which could cause, among other things, worker and public safety issues, property damage, outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • actions by credit rating agencies to downgrade Edison International or SCE’s credit ratings or to place those ratings on negative watch or negative outlook. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

2Edison International | First-Quarter 2025 Earnings Call First Quarter Key Messages $3.73 Q1 2025 GAAP EPS $1.37 Q1 2025 Core EPS1 Reiterated 5–7% Core EPS CAGR 2025–20282 Affirmed $5.94–6.34 2025 Core EPS Guidance1 Eaton Fire investigation continues; working closely with state and county leaders and communities to rebuild wildfire-impacted areas stronger Strong regulatory progress: TKM settlement approved; filed 2026 Cost of Capital and NextGen ERP applications; reached settlement in WMCE proceeding Affirmed 2025 Core EPS1 guidance of $5.94–6.34 1. See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix 2. Compound annual growth rate (CAGR) based on the midpoint of the original 2025 EPS guidance range of $5.50–5.90 plus run-rate interest expense reduction resulting from the TKM Settlement Agreement of 14¢ Continued confidence in delivering 5–7% Core EPS1 growth from 2025 to 2028 ($6.74–7.14)2 1 2 3 4

3Edison International | First-Quarter 2025 Earnings Call Edison for the Record site launched to provide the facts and correct inaccuracies about our business Reporting on the rapidly developing events surrounding the recent Southern California windstorms and wildfires is clearly challenging. Journalists have a critical job to do, and Edison International and Southern California Edison are steadfast in our commitment to working with them to get the facts right and provide accurate accounts Visit: edison.com/fortherecord or click below

4Edison International | First-Quarter 2025 Earnings Call Key SCE EPS Drivers Higher revenue 0.01$ Lower O&M 0.03 Higher depreciation (0.04) Higher property and other taxes (0.01) Lower interest expense 0.31 Lower other income (0.04) Div on preference stock 0.02 Total core drivers 0.28$ Non-core items1 3.62 Total 3.90$ Total core drivers (0.04)$ Non-core items1 (0.10) Total (0.14)$ EIX EPS Q1 2025 Q1 2024 Variance Basic Earnings Per Share (EPS) SCE 4.07$ 0.17$ 3.90$ EIX Parent & Other (0.34) (0.20) (0.14) Basic EPS 3.73$ (0.03)$ 3.76$ Less: Non-core Items1 SCE 2.46$ (1.16)$ 3.62$ EIX Parent & Other (0.10) — (0.10) Total Non-core Items 2.36$ (1.16)$ 3.52$ Core Earnings Per Share (EPS) SCE 1.61$ 1.33$ 0.28$ EIX Parent & Other (0.24) (0.20) (0.04) Core EPS 1.37$ 1.13$ 0.24$ First-Quarter Earnings Summary 1. See EIX Core EPS Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix Note: Diluted earnings were $3.72 and $(0.03) per share for the three months ended March 31, 2025 and 2024, respectively

5Edison International | First-Quarter 2025 Earnings Call Ongoing wildfire risk (Request does not include an ROE “adder" above the reasonable range) SCE’s role in advancing California’s clean energy goals for customers Strengthens SCE’s credit, supporting lower borrowing costs for customers 2026 cost of capital application filed in March, requesting an ROE of 11.75% Request for 2026–2028 ROE (vs. 2025 authorized of 10.33%) 11.75% Equity Ratio (no change) 52% Update Cost of Debt (vs. 2025 authorized of 4.58%) 4.75% Update Cost of Preferred (vs. 2025 authorized of 6.42%) 6.95% Continue Cost of Capital Adjustment Mechanism (Includes updating benchmark to the monthly average for October 2024–September 2025) Key Drivers SCE’s Proposed Schedule Event Date  Application Filed 3/20/25  Protests & Responses 4/24/25 SCE Reply to Protests 5/5/25 Prehearing Conf. 5/9/25 Intervenor Testimony 6/16/25 Rebuttal Testimony 7/21/25 Cost of Debt Update 8/1/25 Evidentiary Hearings 8/4–8/6/25 Opening Briefs Due 9/3/25 Reply Briefs Due 9/17/25 Proposed Decision 11/14/25

2025 GRC record complete — now awaiting proposed decision

All steps by parties complete. Awaiting issuance of proposed decision

Event	Date
☑ Reply Briefs	August 5, 2024
☐ Proposed Decision (PD)	TBD
☐ Oral Arguments	TBD
☐ Final Decision	**≥30 days after PD**

Requested Annual GRC Revenue Requirement Increases[1]
$ Millions

2025	2026	2027	2028
~$1,900	~$670	~$750	~$730

**Final decision will be retroactive to January 1, 2025*

Following GRC final decision, we will refresh our projections and guidance 6 weeks after the decision

Expect refresh of capital and rate base projections, 2025 Core EPS range, long-term Core EPS growth, and financing plan

1. Does not reflect updates to 2025 cost of capital

Edison International | First-Quarter 2025 Earnings Call

Energy for What's Ahead®

6

7Edison International | First-Quarter 2025 Earnings Call 5.2 5.4 6.7 7.2 7.2 7.0 0.2 0.3 0.8 0.9 1.0 0.7 $5.4 $5.7 $7.5 $8.1 $8.2 $7.7 2023 2024 2025 2026 2027 2028 Capital deployment expected to increase in 2025–20281 Range Case2 (Recorded) (Recorded) $6.6 $6.8 $6.8 $6.4 GRC underpins ~$38–43 billion 2023–2028 capex forecast; substantial additional investment opportunities offer upside CPUC FERC Capital Expenditures, $ in Billions Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP (~$1bn; filed March ‘25) 2. Advanced Metering Infrastructure (est. filing 1Q26) 3. Other grid investments supporting restoration, reliability, resilience, and readiness 4. FERC transmission $3bn+ $2bn+ Forecast 1. Forecast for 2025 includes amounts requested in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations

8Edison International | First-Quarter 2025 Earnings Call 33.6 35.4 41.8 45.3 48.7 51.8 7.6 7.4 7.6 7.7 8.1 8.8 $41.2 $42.8 $49.4 $53.0 $56.8 $60.6 2023 2024 2025 2026 2027 2028 Projected ~6–8% rate base growth 2023–2028; substantial additional investment opportunities offer upside CPUC FERC ~8% CAGR 2023–2028 Rate Base1, $ in Billions Strong rate base growth driven by wildfire mitigation and important grid work to support California’s leading role in clean energy transition Range Case2 (Recorded) (Recorded) $48.1 $50.4 $52.8 $55.3 1. Weighted-average year basis 2. Range Case rate base reflects only changes in forecast capital expenditures Forecast does not include substantial additional capital deployment opportunities 1. NextGen ERP (~$1bn; filed March ‘25) 2. Advanced Metering Infrastructure (est. filing 1Q26) 3. Other grid investments supporting restoration, reliability, resilience, and readiness 4. FERC transmission $3bn+ $2bn+

Reaffirmed 2025 Core EPS guidance of $5.94–6.34

Includes 44¢ (30¢ true-up + 14¢ interest reduction) from TKM settlement

2025 Core Earnings per Share Component Ranges

Component	Modeling Considerations
Rate Base EPS *(based on capex levels)* 6.60–6.80	• CPUC ROE of 10.33% and FERC ROE 10.30% • Reflects reduction in 2025 ROE from Cost of Capital Phase 2 decision
SCE Op. Variance 1.05–1.25	• AFUDC is the largest contributor: ~40¢ • Includes ~30¢ one-time true-up for past TKM interest expense • Timing of regulatory decisions and other variances (including financing) from authorized
SCE Costs Excluded from Authorized (0.85)–(0.75)	• Primarily wildfire claims payment-related debt • Reflects interest expense reduction associated with TKM settlement • No refinancings or additional issuances remaining as part of 2025 financing plan
EIX Parent & Other (0.88)–(0.93)	• No refinancings or additional issuances remaining as part of 2025 financing plan

Edison International | First-Quarter 2025 Earnings Call
Energy for What's Ahead®
9

EIX expects 5–7% Core EPS growth for 2025–2028, with financing plan showing minimal equity needs

Achievable EPS growth for 2028

Core Earnings per Share Guidance[1]



$6.74–7.14
$6.14
5–7% CAGR
(Includes 14¢ interest expense impact from TKM settlement)
$5.84
(excluding one-time TKM settlement true-up)
2025 Midpoint
2028

2025–2028 EIX consolidated financing plan[2]

$ in Billions



Dividends[3] $6–7
Capital Plan $27–32
Incremental Debt[4] $8–11
Equity ~$0.4
Net cash provided by operating activities $25–28
Uses
Sources

1. For 2025, represents the midpoint of the original 2025 Core EPS guidance range for $5.50–5.90 plus run-rate interest expense reduction of 14¢ and one-time true up for past interest expense of 30¢ associated with TKM Settlement Agreement
2. Financing plan is subject to change. Does not incorporate TKM settlement agreement or potential cost recovery in the Woolsey cost recovery proceeding, which could materially change the financing plan
3. EIX Dividends includes common and preferred dividends, which are subject to approval by the EIX Board of Directors
4. Incremental to refinancing of maturities. Values shown include both SCE and parent debt

Edison International | First-Quarter 2025 Earnings Call

Energy for What's Ahead®

10

Rate base and EPS growth aligned with grid safety and reliability

5–7% Core EPS CAGR[1] 2025–2028	Underpinned by strong rate base growth of ~6–8% $38–43 billion 2023–2028 capital program
~6% current dividend yield[2]	21 consecutive years of dividend growth Target dividend payout of 45–55% of SCE core earnings
Investments in safety and reliability of the grid	Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition
One of the strongest electrification profiles in the industry	Industry-leading programs for transportation electrification Expected 35% load growth by 2035 and 80% by 2045[3]

1. Compound annual growth rate (CAGR) based the midpoint of the original 2025 Core EPS guidance range of $5.50–5.90 plus run-rate interest expense reduction resulting from the TKM Settlement Agreement of 14¢
2. Based on EIX stock price on April 28, 2025
3. Relative to 2022

Edison International | First-Quarter 2025 Earnings Call

Energy for What's Ahead®

11

ADDITIONAL INFORMATION

SCE Key Regulatory Proceedings

	Proceeding	Description	*Next Steps*
Base Rates	**2025 GRC** (A.23-05-010)	Sets CPUC base revenue requirement for 2025–2028. For more information, see the Investor Guide to SCE's 2025 GRC	*Awaiting proposed decision*
	NextGen Enterprise Resource Planning Program (A.25-03-009)	Requesting funding for ~$1.1B of capex and ~$239MM of O&M for 2024–2031 associated with the NextGen ERP Implementation Phase	*Awaiting scoping memo to set procedural schedule*
	2026 Cost of Capital (A.25-03-012)	Requesting authorized cost of capital for utility operations in 2026 and to reset the annual Cost of Capital Adjustment Mechanism (CCM)	*Awaiting scoping memo to set procedural schedule*
Wildfire	**Woolsey Cost Recovery** (A.24-10-002)	Request recovery of $5.4 billion of costs to resolve claims associated with the Woolsey fire and $84 million of restoration costs	*Intervenor testimony due June 3, 2025*
	2022 Wildfire Mitigation & Vegetation Management (A.23-10-001)	Requesting approval of ~$384MM of rev. req. for incremental 2022 wildfire mitigation capex and O&M, and incremental 2022 veg. management O&M; Interim rate recovery of $210 million over 17-month period approved by CPUC in July 2024	*Awaiting proposed decision*
	Wildfire Mitigation & Vegetation Management, Catastrophic Events (WMCE) (A.24-04-005)	Requesting approval of $326MM of rev. req. for incremental 2023 wildfire mitigation capex and O&M, incremental 2023 veg. management O&M, cumulative 2019–2023 incremental wildfire covered conductor program capex, storm-related costs associated with certain 2020–2022 events, and certain wildfire liability insurance premium expenses	*Awaiting proposed decision on settlement agreement with intervenors*

Edison International | First-Quarter 2025 Earnings Call

Energy for What's Ahead®

13

Resolution of legacy wildfires entering final stages: TKM settlement approved, and Woolsey proceeding in progress

Both cost recovery applications for 2017/2018 Wildfire/Mudslide Events now filed

	✓ **TKM** (A.23-08-013)	**Woolsey** (A.24-10-002)
Value	~$1.6 billion *(Settlement value)*[1]	~$5.4 billion *(Request)*
Next Steps	File application in Q2 for financing order authorizing securitization	Intervenor testimony to be filed in June Rebuttal testimony due mid-July Motion for consideration of settlement or joint statement due mid-Aug.
Avg. Residential Customer Cost[2]	~$1.04/month	~$3.44/month
	(vs. average bill of ~$175)	
Remaining Ind. Plaintiffs	~50	~160

1. Approved settlement authorizes recovery of 60% of WEMA costs (claims and associated financing and legal expenses) and 85% of CEMA costs
2. For WEMA costs only. Estimated cost assuming securitization. Average bill shown is for non-CARE residential customers

TKM: 2025 Modeling Considerations

CPUC final decision on settlement accounted for in first quarter results

- ~30¢ one-time core EPS impact (for interest incurred up to decision date)
- Begin deferring interest expense on $1.6 billion of debt (full-year run rate of 14¢)

Securitization follows CPUC approval of financing order

- SCE will file separate application in Q2
- Expect ~6 months for review and implementation
- Proceeds of ~$1.6 billion expected by year-end 2025

Use of proceeds

- Offsets normal-course debt issuances as SCE reallocates outstanding debt for rate base growth

Edison International | First-Quarter 2025 Earnings Call

Energy for What's Ahead®

14

15Edison International | First-Quarter 2025 Earnings Call Woolsey Cost Recovery Schedule Event Date  Application Filed October 8, 2024  Protests and responses November 12, 2024  SCE’s reply to protests November 22, 2024  Prehearing Conference December 20, 2024  Scoping ruling issued March 10, 2025 Intervenors’ prepared direct testimony June 3, 2025 Rebuttal testimony July 15, 2025 Meet & Confer July 25–August 11, 2025 Motion for consideration of settlement or joint statement of stipulations & issues August 12, 2025 Status conference regarding evidentiary hearings August 26, 2025 Evidentiary Hearings (if needed) September 8–12, 2025 Opening Briefs October 24, 2025 Reply Briefs November 21, 2025 Proposed Decision (PD) (≤ 90 days after submission) 1st Quarter 2026 Final Decision (≥ 30 days after PD) 1st Quarter 2026

Cash flow from memo account recovery and securitization strengthens our balance sheet and credit metrics

~$5.4 billion

memo account recovery 2021– Q1 2025[1]

~$1.6 billion

securitizations of AB 1054 capex completed

~$2.8 billion

remaining recoveries through 2026

Remaining GRC and Wildfire-related Application Recoveries

$ in Millions

Approved Applications

Application / Account	Balance @ Mar. 31, '25	Recovery Through	Remaining Rate Recovery by Year 2025	2026	2027
✓ 2022 CEMA	144	Sept. '25	144	–	–
✓ 2022 WM/VM—interim rate recovery	137	Feb. '26	112	25	–
✓ CSRP Track 1	76	Dec. '25	76	–	–
✓ GRC Track 3	67	Sept. '25	67	–	–
✓ 2021 WM/VM	63	May '25	63	–	–
✓ Various others	233	Varies	219	14	–
Total	**721**		**682**	**39**	**–**

Pending Applications[2] *(Subject to CPUC Authorization)*

Application	Request[2,3]	Expected Amort.[2]	Expected Rate Recovery by Year[3] 2025	2026	2027
WMCE	326	12 months	82	245	–
2022 WM/VM—non-interim rate recovery	174	12 months	44	131	–
Total Rate Recovery	**500**		**125**	**375**	**–**
TKM Securitization	1,627	n/a	1,627	–	–
Total Including Securitization	**2,127**		**1,752**	**375**	**–**

1. Includes ~$1.6 billion recovered through securitization of AB 1054 capital expenditures
2. Pending Applications reflects applications already submitted to the CPUC. Additional CEMA applications will be made for other events. Requested revenue requirement shown. Amounts and amortization subject to CPUC approval
3. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest that would also be authorized upon commission approval. For TKM securitization, amount reflects costs recovered upfront. Recovery in customer rates of costs to service the bonds takes place over the tenor of the debt at a fixed recovery charge rate

Note: Numbers may not add due to rounding

Edison International | First-Quarter 2025 Earnings Call

Energy for What's Ahead®

16

17Edison International | First-Quarter 2025 Earnings Call Key 2028 Earnings Sensitivities Variable Sensitivity 2028 EPS1(“Per year” amounts refer to 2025–2028) Capex & Rate Base Rate Base $100 million/year of capex ~5¢ AFUDC Annual capex of $200 million 1¢ Requested ~$400 million increase in depreciation in 2025 GRC If requested increase not authorized +15–35¢ (on range case) Rates & Financing CPUC ROE (Currently 10.33%) 10 bps 7¢2 FERC ROE (Currently 10.30%) 10 bps 1¢2 Wildfire Debt Rate (5.4% weighted average portfolio) 20 bps 2¢ EIX Parent Debt Rate (5.3% weighted average portfolio) 20 bps 2¢ Equity (~$100 million/year 2025–2028) For each $10 million/year reduction +1¢ 1. Assumes 390 million shares outstanding for 2028 2. Based on a CPUC / FERC rate base mix of 86% CPUC / 14% FERC and current authorized capital structures

18Edison International | First-Quarter 2025 Earnings Call Q1 2025 Q1 2024 SCE 1,567$ 65$ EIX Parent & Other (131) (76) Basic Earnings 1,436$ (11)$ Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events (claims and expenses), net of recoveries 1,339 (467) Other Wildfire Events (claims and expenses), net of recoveries 12 (119) Wildfire Insurance Fund expense (36) (36) Income tax (expense) benefit1 (368) 174 Subtotal SCE 947 (448) EIX Parent & Other Wildfire claims insured by EIS (50) (1) Income tax benefit1 11 — Subtotal EIX Parent & Other (39) (1) Less: Total non-core items 908$ (449)$ SCE 620 513 EIX Parent & Other (92) (75) Core Earnings 528$ 438$ Earnings Non-GAAP Reconciliations 1. SCE non-core items are tax-affected at an estimated statutory rate of approximately 28%; wildfire claims insured by EIS are tax-affected at the federal statutory rate of 21% Reconciliation of EIX GAAP Earnings to EIX Core Earnings Net Income (Loss) Available to Edison International, $ in Millions

19Edison International | First-Quarter 2025 Earnings Call Q1 2025 Q1 2024 Basic EPS 3.73$ (0.03)$ Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events (claims and expenses), net of recoveries 3.48 (1.21) Other Wildfire Events (claims and expenses), net of recoveries 0.03 (0.31) Wildfire Insurance Fund expense (0.09) (0.09) Income tax (expense) benefit2 (0.96) 0.45 Subtotal SCE 2.46 (1.16) EIX Parent & Other Wildfire claims insured by EIS (0.13) — Income tax benefit2 0.03 — Subtotal EIX Parent & Other (0.10) — Less: Total non-core items 2.36 (1.16) Core EPS 1.37$ 1.13$ EIX Core EPS Non-GAAP Reconciliations 1. EPS is based on weighted-average share count of 385 million for both 2025 and 2024 2. SCE non-core items are tax-affected at an estimated statutory rate of approximately 28%; wildfire claims insured by EIS are tax-affected at the federal statutory rate of 21% Reconciliation of EIX Basic Earnings Per Share to EIX Core Earnings Per Share EPS Available to Edison International1

20Edison International | First-Quarter 2025 Earnings Call Low High Basic EIX EPS $8.30 $8.70 Total Non-Core Items1 2.36 2.36 Core EIX EPS $5.94 $6.34 1. Non-core items are presented as they are recorded Earnings Per Share Non-GAAP Reconciliations Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance 2025 EPS Available to Edison International

21Edison International | First-Quarter 2025 Earnings Call Use of Non-GAAP Financial Measures EIX Investor Relations Contact Sam Ramraj, Vice President Derek Matsushima, Principal Manager (626) 302-2540 (626) 302-3625 Sam.Ramraj@edisonintl.com Derek.Matsushima@edisonintl.com Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (loss) internally for financial planning and for analysis of performance. Core earnings (loss) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (loss) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (loss) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments, wildfire-related claims, and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation.